EXHIBIT 10.2

EXHIBIT E

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”), dated as of the Closing Date, is entered into by and among ConnectAndSell, Inc., a Delaware corporation (“Seller”), Banzai CS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai International, Inc. (“Acquisition Sub”), and Banzai International, Inc., a Delaware corporation (“Buyer”), solely in its capacity as guarantor of Acquisition Sub’s obligations hereunder. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), by and among Buyer, Acquisition Sub and Seller.

WHEREAS, pursuant to the Purchase Agreement and subject to the terms and conditions set forth therein, Acquisition Sub has agreed to purchase, acquire and accept from Seller, and Seller has agreed to sell, assign, transfer, convey and deliver to Acquisition Sub, the Purchased Assets;

WHEREAS, pursuant to the Purchase Agreement and subject to the terms and conditions set forth therein, Acquisition Sub has agreed to assume and fully pay, satisfy, discharge and perform, as applicable, when due, the Assumed Liabilities; and

WHEREAS, the Parties now desire to execute and deliver this Assignment to evidence the transfer and sale of the Purchased Assets by Seller to Acquisition Sub effective as of 12:01 a.m. (Eastern Standard Time) on the Closing Date.

WHEREAS, the Purchase Price payable by Buyer to Seller pursuant to the Purchase Agreement consists of cash, Shares, Pre-Funded Warrants and other consideration, each as more fully described in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Purchased Assets; Excluded Assets. Acquisition Sub hereby purchases, acquires and accepts from Seller, and Seller hereby sells, assigns, transfers, conveys and delivers to Acquisition Sub, all of the Purchased Assets, free and clear of any Encumbrances, other than Permitted Encumbrances. For the avoidance of doubt, Acquisition Sub is not purchasing from Seller, and Seller is not selling, conveying, transferring, assigning or delivering to Acquisition Sub, any of the Excluded Assets.
2.
Assumed Liabilities; Excluded Liabilities. Acquisition Sub hereby assumes and agrees to fully pay, satisfy, discharge and perform, as applicable, when due, all of the Assumed Liabilities. Buyer hereby joins this Assignment solely to guarantee the performance and payment of all Assumed Liabilities by Acquisition Sub. For the avoidance of doubt, neither Acquisition Sub nor Buyer assumes or agrees to pay, satisfy, discharge or perform any of the Excluded Liabilities.
3.
Terms of the Purchase Agreement. The Parties acknowledge and agree that this Assignment is entered into pursuant to the Purchase Agreement, to which reference is made for a further statement of the rights and obligations of Buyer and Seller with respect to the Purchased Assets. The representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded, modified, replaced, amended, changed, rescinded, waived, exceeded, expanded, enlarged or in any way affected hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.
4.
Representations and Warranties. Each of Acquisition Sub and Buyer (solely in its capacity as guarantor) hereby confirms that all representations and warranties of Buyer set forth in the Purchase Agreement are true and correct in all material respects as of the date hereof (except for representations and warranties that refer to a specified date, which are true and correct in all material respects as of such specified date). Without limiting the foregoing or any representation or warranty set forth in the Purchase Agreement, Acquisition Sub hereby represents and warrants to Seller that (a) Acquisition Sub has full power and authority to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (b) the execution, delivery and performance of this Assignment by Acquisition Sub have been duly authorized by all necessary corporate action on the part of Acquisition Sub, and (c) upon the transfer of the Purchased Assets at the Closing, Acquisition Sub will hold good title to the Purchased Assets, free and clear of all Encumbrances other than Permitted Encumbrances.
5.
Further Assurances. Each Party covenants and agrees, at its own expense, to promptly execute and deliver, at the reasonable request of the other Party, such further instruments of transfer and assignment and to promptly take such other actions as the other Party may reasonably request to carry out the intent and purposes of this Agreement.
6.
Execution in Counterparts; Electronic Signatures. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Assignment may be executed by electronic signatures. The Parties hereto expressly agree to conduct the transactions contemplated by this Assignment

EXHIBIT 10.2

by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Assignment by electronic means). Delivery of an executed signature page to this Assignment by electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
7.
Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign all or any part of this Assignment, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Party, and any assignment or delegation made without such consent shall be void.
8.
Governing Law. This Assignment and any claim, controversy or dispute arising under or related to this Assignment or the transactions contemplated hereby or the rights, duties and relationship of the Parties shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, excluding any conflicts of law, rule or principle that might refer construction of provisions to the Laws of another jurisdiction.
9.
Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.
10.
Notices. All notices and communications required or permitted to be given under this Assignment shall be delivered in accordance with the notice provisions set forth in Section 13.4 of the Purchase Agreement, which are hereby incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank. Signature page follows.]

EXHIBIT 10.2

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Bill of Sale as of the Closing Date.

SELLER:

CONNECTANDSELL, INC.
a Delaware corporation

By:	/s/
Name:	Jonti McLaren
Title:	President

BUYER:

BANZAI INTERNATIONAL, INC.
a Delaware corporation

By:	/s/
Name:	Joseph P. Davy
Title:	Chief Executive Officer

ACQUISITION SUB:

BANZAI CS ACQUISITION, INC.
a Delaware corporation

By:	/s/
Name:	Joseph P. Davy
Title:	Chief Executive Officer